UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2023

Whole Earth Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 S. Wacker Drive

Suite 1250
Chicago, IL 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 840-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FREE	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of common stock	FREEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 17, 2023, Whole Earth Brands, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Filing”) to report that Rajnish Ohri was appointed as an Interim Co-Chief Executive Officer of the Company, effective as of July 16, 2023.

This Amendment No. 1 to the Current Report on Form 8-K amends and supplements the Original Filing to disclose certain compensation arrangements pursuant to Item 5.02 of Form 8-K, as Mr. Ohri’s compensation had not yet been determined at the time of the Original Filing.

On August 1, 2023, the Board of Directors of the Company approved the following compensation arrangements for Rajnish Ohri in connection with his appointment as an Interim Co-Chief Executive Officer of the Company:

•	Mr. Ohri will receive an annual base salary of $500,000;

•	At the end of each calendar year while employed, Mr. Ohri will be eligible for a discretionary annual incentive bonus with a target level equal to 100% of his base salary;

•	Mr. Ohri has been granted a stock award under the Company’s Amended and Restated 2020 Long-Term Incentive Plan consisting of 187,032 restricted stock units (“RSUs”), which RSUs will vest in three equal annual installments beginning on the first anniversary of the date of grant (August 1, 2023);

•	If Mr. Ohri is terminated by the Company without cause (excluding death or disability), the Company will pay to Mr. Ohri an amount equal to twelve months base salary, payable during the Company’s normal payroll;

•	Mr. Ohri will be subject to standard non-compete, non-solicit, and confidentiality clauses; and

•	Mr. Ohri will be eligible to participate in the employee benefit programs made available to other senior executives of the Company from time to time, subject to the terms of the applicable plan documents and generally applicable Company policies.

The foregoing descriptions of the compensation arrangements for Mr. Ohri do not purport to be complete and are qualified in their entirety by reference to the letter, dated as of August 1, 2023 (the “Letter”), between the Company and Mr. Ohri, which Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Letter, dated as of August 1, 2023, between the Company and Rajnish Ohri
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Whole Earth Brands, Inc.

Date: August 7, 2023	By:	/s/ Ira W. Schlussel
Ira W. Schlussel
Vice-President and Chief Legal Officer